Exhibit 10.1

PROMETHEUS BIOSCIENCES, INC.

2017 EQUITY INCENTIVE PLAN

1.	Purpose.

The purpose of the Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and thereby better aligning the interests of such persons with those of the Company’s stockholders. Capitalized terms used in the Plan are defined in Section 11 below.

2.	Eligibility.

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

3.	Administration and Delegation.

(a)    Administration. The Plan will be administered by the Administrator. The Administrator shall have authority to determine which Service Providers will receive Awards, to grant Awards and to set all terms and conditions of Awards (including, but not limited to, vesting, exercise and forfeiture provisions). In addition, the Administrator shall have the authority to take all actions and make all determinations contemplated by the Plan and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Administrator may correct any defect or ambiguity, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem necessary or appropriate to carry the Plan and any Awards into effect, as determined by the Administrator. The Administrator shall make all determinations under the Plan in the Administrator’s sole discretion and all such determinations shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b)    Appointment of Committees. To the extent permitted by Applicable Laws, the Board may delegate any or all of its powers under the Plan to one or more Committees. The Board may abolish any Committee at any time and re-vest in itself any previously delegated authority.

4.	Stock Available for Awards.

(a)    Number of Shares. Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 4,000,000 shares of Common Stock. If any Award expires or lapses or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any shares of Common Stock covered by such Award not being issued or being so reacquired by the Company, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of Award and/or to satisfy any applicable tax withholding obligation (including shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares, shares purchased on the open market or treasury shares.

(b)    Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted prior to such merger or consolidation by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Administrator deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a) hereof, except as may be required by reason of Section 422 of the Code.

5.	Stock Options.

(a)    General. The Administrator may grant Options to any Service Provider, subject to the limitations on Incentive Stock Options described below. The Administrator shall determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to Applicable Laws, as it considers necessary or advisable.

(b)    Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. All Options intended to qualify as Incentive Stock Options shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Participant, or any other party, (i) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (ii) for any action or omission by the Administrator that causes an Option not to qualify as an Incentive Stock Option, including without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option. Any Option that is intended to qualify as an Incentive Stock Option, but fails to so qualify for any reason, including without limitation, the portion of any Option becoming exercisable in excess of the $100,000 limitation described in Treasury Regulation Section 1.422-4, shall be treated as a Non-Qualified Stock Option for all purposes.

(c)    Exercise Price. The Administrator shall establish the exercise price of each Option and specify the exercise price in the applicable Award Agreement. The exercise price shall be not less than 100% of the Fair Market Value on the date the Option is granted. In the case of an Incentive Stock Option granted to an employee who, at the time of grant of the Option, owns (or is treated as owning under Section 424 of the Code) stock representing more than 10% of the voting power of all classes of stock of the Company (or a “parent corporation” or “subsidiary corporation” thereof within the meaning of Sections 424(e) or 424(f) of the Code, respectively), the per share exercise price shall be no less than 110% of the Fair Market Value on the date the Option is granted.

(d)    Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Administrator may specify in the applicable Award Agreement, provided that the term of any Option shall not exceed ten years. In the case of an Incentive Stock Option granted to an employee who, at the time of grant of the Option, owns (or is treated as owning under Section 424 of the Code) stock representing more than 10% of the voting power of all classes of stock of the Company (or a “parent corporation” or “subsidiary corporation” thereof within the meaning of Sections 424(e) or 424(f) of the Code, respectively), the term of the Option shall not exceed five years.

(e)    Exercise of Option; Notification of Disposition. Options may be exercised by delivery to the Company of a written notice of exercise, in a form approved by the Administrator (which may be an electronic form), signed by the person authorized to exercise the Option, together with payment in full (i) as specified in Section 5(f) hereof for the number of shares for which the Option is exercised and (ii) as specified in Section 9(e) hereof for any applicable withholding taxes. Unless otherwise determined by the Administrator, an Option may not be exercised for a fraction of a share of Common Stock. If an Option is designated as an Incentive Stock Option, the Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Common Stock acquired from the Option if such disposition or transfer is made (i) within two years from the grant date with respect to such Option or (ii) within one year after the transfer of such shares to the Participant (other than any such disposition made in connection with a Change in Control). Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

(f)    Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for in cash or by check, payable to the order of the Company, or, to the extent permitted by the Administrator, by:

(i)    (A) delivery of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(ii)    delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (A) such method of payment is then permitted under Applicable Laws, (B) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Company at any time, and (C) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(iii)    surrendering shares of Common Stock then issuable upon exercise of the Option valued at their Fair Market Value on the date of exercise;

(iv)    delivery of a promissory note of the Participant to the Company on terms determined by the Administrator;

(v)    delivery of property of any other kind which constitutes good and valuable consideration as determined by the Administrator; or

(vi)    any combination of the above permitted forms of payment (including cash or check).

(g)    Early Exercise of Options. The Administrator may provide in the terms of an Award Agreement that the Service Provider may exercise an Option in whole or in part prior to the full vesting of the Option in exchange for unvested shares of Restricted Stock with respect to any unvested portion of the Option so exercised. Shares of Restricted Stock acquired upon the exercise of any unvested portion of an Option shall be subject to such terms and conditions as the Administrator shall determine.

6.	Restricted Stock; Restricted Stock Units.

(a)    General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares if issued at no cost) in the event that conditions specified by the Administrator in the applicable Award Agreement are not satisfied prior to the end of the applicable restriction period or periods established by the Administrator for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during applicable restriction period or periods, as set forth in an applicable Award Agreement.

(b)     Terms and Conditions for All Restricted Stock and Restricted Stock Unit Awards. The Administrator shall determine and set forth in the applicable Award Agreement the terms and conditions applicable to each Restricted Stock and Restricted Stock Unit Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, in each case, if any.

(c)    Additional Provisions Relating to Restricted Stock.

(i)    Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Administrator in the applicable Award Agreement. In addition, unless otherwise provided by the Administrator, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made as provided in the applicable Award Agreement, but in no event later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the later of (A) the date the dividends are paid to stockholders of that class of stock, and (B) the date the dividends are no longer subject to forfeiture.

(ii)    Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee).

(d)    Additional Provisions Relating to Restricted Stock Units.

(i)    Settlement. Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash or other property equal to the Fair Market Value of one share of Common Stock on the settlement date, as provided in the applicable Award Agreement. The Administrator may provide that settlement of Restricted Stock Units shall occur upon or as soon as reasonably practicable after the vesting of the Restricted Stock Units or shall instead be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A.

(ii)    Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units unless and until shares are delivered in settlement thereof.

(iii)    Dividend Equivalents. To the extent provided by the Administrator, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are paid, as determined by the Administrator, subject, in each case, to such terms and conditions as the Administrator shall establish and set forth in the applicable Award Agreement.

7.	Other Stock-Based Awards.

Other Stock-Based Awards may be granted hereunder to Participants, including, without limitation, Awards entitling Participants to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments and/or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock, cash or other property, as the Administrator shall determine. Subject to the provisions of the Plan, the Administrator shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement.

8.	Adjustments for Changes in Common Stock and Certain Other Events.

(a)    In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator may, in such manner as it may deem equitable, adjust any or all of:

(i)    the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 hereof on the maximum number and kind of shares which may be issued);

(ii)    the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;

(iii)    the grant or exercise price with respect to any Award; and

(iv)    the terms and conditions of any Awards (including, without limitation, any applicable financial or other performance “targets” specified in an Award Agreement).

(b)    In the event of any transaction or event described in Section 8(a) hereof (including without limitation any Change in Control) or any unusual or nonrecurring transaction or event affecting the Company or the financial statements of the Company, or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (i) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the

Plan or with respect to any Award granted or issued under the Plan, (ii) to facilitate such transaction or event or (iii) give effect to such changes in Applicable Laws or accounting principles:

(i)    To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of such Award or realization of the Participant’s rights had such Award been currently exercisable, payable and fully vested, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then such Award may be terminated without payment;

(ii)    To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(iii)    To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

(iv)    To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards which may be granted in the future;

(v)    To replace such Award with other rights or property selected by the Administrator; and/or

(vi)    To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

(c)    Notwithstanding the provisions of Section 8(b) above, if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced with a substantially similar award by (i) the Company, or (ii) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the Participant has not had a Termination of Service, then the Administrator may provide that, immediately prior to the Change in Control, such Awards shall become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse, in which case, such Awards shall be canceled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock (A) which may be on such terms and conditions as apply generally to holders of Common Stock under the Change in Control documents (including, without limitation, any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the Administrator may provide, and (B) determined by reference to the number of shares subject to such Awards and net of any applicable exercise price; provided that to the extent that any Awards constitute “nonqualified deferred compensation” that may not be paid upon the Change in Control under Section 409A without the imposition of taxes thereon under Section 409A, the timing of such payments shall be governed by the applicable Award Agreement (subject to any deferred consideration provisions applicable under the Change in Control documents); and provided, further, that if the amount to which a Participant would be entitled upon the settlement or exercise of such Award at the time of the Change in Control is equal to or less than zero, then such Award may be terminated without payment. The Administrator shall determine whether an Assumption of an Award has occurred in connection with a Change in Control.

(d)    In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 8, the Administrator will equitably adjust each outstanding Award, which adjustments may include adjustments to the number and type of securities subject to each outstanding Award and/or the exercise price or grant price thereof, if applicable, the grant of new Awards to Participants, and/or the making of a cash payment to Participants, as the Administrator deems appropriate to reflect such Equity Restructuring. The adjustments provided under this Section 8(e) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company; provided that whether an adjustment is equitable shall be determined by the Administrator.

(e)    In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock, including any Equity Restructuring, or if necessary to comply with Applicable Laws or the Code, or for reasons of administrative convenience, the Administrator may, in its sole discretion, refuse to permit the exercise of any Award during a period of up to thirty days prior to the consummation of any such transaction; provided, however, that in the event the vested portion of an Award is not exercisable on the date the Award would otherwise expire pursuant to the terms set forth in the Award Agreement governing such Award as a result of the Administrator’s exercise of discretion pursuant to this Section 8(e), then the expiration of the Award shall be extended through the date that is thirty days following the date on which the Administrator first permits the Award to be exercised (but in no event shall the expiration of the Award be extended beyond the tenth anniversary of the date of grant of such Award.

(f)    Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Award or the grant or exercise price of any Award. The existence of the Plan, any Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including without limitation, securities with rights superior to those of the Common Stock or which are convertible into or exchangeable for Common Stock. The Administrator may treat Participants and Awards (or portions thereof) differently under this Section 8.

9.	General Provisions Applicable to Awards.

(a)    Transferability of Awards. Except as the Administrator may otherwise determine or provide in an Award Agreement or otherwise, in any case in accordance with Applicable Laws, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b)    Documentation. Each Award shall be evidenced in an Award Agreement, which may be in such form (written, electronic or otherwise) as the Administrator shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)    Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

(d)    Termination of Status. The Administrator shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.

(e)    Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Administrator may otherwise determine, all such payments shall be made in cash or by certified check. Notwithstanding the foregoing, to the extent permitted by the Administrator, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by Applicable Laws, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(f)    Amendment of Award. The Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action shall be required unless (i) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant, or (ii) the change is permitted under Section 8 and 10(f) hereof.

(g)    Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy the requirements of any Applicable Laws. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is determined by the Administrator to be necessary to the lawful issuance and sale of any securities hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

(h)    Acceleration. The Administrator may at any time provide that any Award shall become immediately vested and/or exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.	Miscellaneous.

(a)    No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an applicable Award Agreement.

(b)    No Rights As Stockholder; Certificates. Subject to the provisions of the applicable Award Agreement, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any Applicable Laws, the Company shall not be required to deliver to any Participant certificates evidencing shares of Common Stock issued in connection with any Award and instead such shares of Common Stock may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan deemed necessary or appropriate by the Administrator in order to comply with Applicable Laws.

(c)    Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date in accordance with the terms of the Plan.

(d)    Amendment of Plan. The Administrator may amend, suspend or terminate the Plan or any portion thereof at any time; provided that no amendment of the Plan shall materially and adversely affect any Award outstanding at the time of such amendment without the consent of the affected Participant. Awards outstanding under the Plan at the time of any suspension or termination of the Plan shall continue to be governed in accordance with the terms of the Plan and the applicable Award Agreement, as in effect prior to such suspension or termination. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(e)    Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f)    Section 409A.

(i)    General. The Company intends that all Awards be structured in compliance with, or to satisfy an exemption from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply in connection with any Awards. Notwithstanding anything herein or in any Award Agreement to the contrary, the Administrator may, without a Participant’s prior consent, amend this Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to preserve the intended tax treatment of Awards under the Plan, including without limitation, any such actions intended to (A) exempt this Plan and/or any Award from the application of Section 409A, and/or (B) comply with the requirements of Section 409A, including without limitation any such regulations, guidance, compliance programs and other interpretative authority that may be issued after the date of grant of any Award.

The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 10(f) or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

(ii)    Separation from Service. With respect to any Award that constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award that is to be made upon a termination of a Participant’s Service Provider relationship shall, to the extent necessary to avoid the imposition of taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or subsequent to the termination of the Participant’s Service Provider relationship. For purposes of any such provision of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”

(iii)    Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” that are otherwise required to be made under an Award to a “specified employee” (as defined under Section 409A and determined by the Administrator) as a result of his or her “separation from service” shall, to the extent necessary to avoid the imposition of taxes under Code Section 409A(a)(2)(B)(i), be delayed until the expiration of the six-month period immediately following such “separation from service” (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award agreement) on the day that immediately follows the end of such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award that are, by their terms, payable more than six months following the Participant’s “separation from service” shall be paid at the time or times such payments are otherwise scheduled to be made.

(g)    Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as an Administrator, director, officer, other employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be granted or delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising out of any act or omission to act concerning this Plan unless arising out of such person’s own fraud or bad faith.

(h)    Lock-Up Period. The Company may, at the request of any representative of the underwriters (the “Managing Underwriter”) or otherwise, in connection with any registration of the offering of any securities of the Company under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any shares of Common Stock or other securities of the Company during a period of up to one hundred eighty days following the effective date of a registration statement of the Company filed under the Securities Act.

(i)    Right of First Refusal.

(i)    Before any shares of Common Stock held by a Participant or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the shares of Common Stock proposed to be Transferred on the terms and conditions set forth in this Section 10(i) (the “Right of First Refusal”). In the event that the Company’s charter, bylaws and/or a stockholders’ agreement applicable to the shares of Common Stock contain a right of first refusal with respect to the shares of Common Stock, such right of first refusal shall apply to the shares of Common Stock to the extent such provisions are more restrictive than the Right of First Refusal set forth in this Section 10(i) and the Right of First Refusal set forth in this Section 10(i) shall not in any way restrict the operation of the Company’s charter, bylaws or the operation of any applicable stockholders’ agreement.

(ii)    In the event any Holder desires to Transfer any shares of Common Stock, the Holder shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise Transfer such shares of Common Stock; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of shares of Common Stock to be Transferred to each Proposed Transferee; and (D) the price for which the Holder proposes to Transfer the shares of Common Stock (the “Offered Price”), and the Holder shall offer such shares of Common Stock at the Offered Price to the Company or its assignee(s).

(iii)    Within twenty-five days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the shares of Common Stock proposed to be Transferred to any one or more of the Proposed Transferees by delivery of a written exercise notice to the Holder (a “Company Notice”). The purchase price (“Purchase Price”) for the shares of Common Stock repurchased under this Section 10(i) shall be the Offered Price.

(iv)    Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check or wire transfer), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof, within five days after delivery of the Company Notice or in the manner and at the times mutually agreed to by the Company and the Holder. Should the Offered Price specified in the Notice be payable in property other than cash, the Company or its assignee shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property, as determined by the Administrator.

(v)    If all or a portion of the shares of Common Stock proposed in the Notice to be Transferred are not purchased by the Company and/or its assignee(s) as provided in this Section 10(i), then the Holder may sell or otherwise Transfer such shares of Common Stock to that Proposed Transferee at the Offered Price or at a higher price; provided that such sale or other Transfer is consummated within sixty days after the date of the Notice; and provided, further, that any such sale or other Transfer is effected in accordance with any Applicable Laws and the Proposed Transferee agrees in writing that the provisions of this Plan and the applicable Award Agreement and any other applicable agreements governing the shares of Common Stock to be Transferred shall continue to apply to the shares of Common Stock in the hands of such Proposed Transferee. If the shares of Common Stock described in the Notice are not Transferred to the Proposed Transferee within such sixty-day period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal, as provided herein, before any shares of Common Stock held by the Holder may be sold or otherwise Transferred.

(vi)    Anything to the contrary contained in this Section 10(i) notwithstanding and to the extent permitted by the Administrator, the Transfer of any or all of the shares of Common Stock during a Participant’s lifetime or upon a Participant’s death by will or intestacy to the Participant’s Immediate Family or a trust for the benefit of the Participant’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the shares of Common Stock so Transferred subject to the provisions of this Plan (including the Right of First Refusal), the applicable Award Agreement and any other applicable agreements governing the shares of Common Stock to be Transferred, and there shall be no further Transfer of such shares of Common Stock except in accordance with the terms of this Section 10(i) (or otherwise as expressly provided under the Plan).

(vii)    The Right of First Refusal shall terminate as to all shares of Common Stock if the Company becomes a Publicly Listed Company upon such occurrence.

(j)    Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among, as applicable, the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Company and its subsidiaries and affiliates may hold certain personal information about a Participant, including but not limited to, the Participant’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its subsidiaries and affiliates, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its subsidiaries and affiliates may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Participant’s participation in the Plan, and the Company and its subsidiaries and affiliates may each further transfer the Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Common Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(k)    Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

(l)    Governing Documents. In the event of any contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Subsidiary of the Company that has been approved by the Administrator, the terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan shall not apply.

(m)    Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding choice-of-law principles of the law of any state that would require the application of the laws of a jurisdiction other than such state.

(n)    Restrictions on Shares; Claw-Back Provisions. Shares of Common Stock acquired in respect of Awards shall be subject to such terms and conditions as the Administrator shall determine, including, without limitation, restrictions on the transferability of shares of Common Stock, the right of the Company to repurchase shares of Common Stock, the right of the Company to require that shares of Common Stock be transferred in the event of certain transactions, tag-along rights, bring-along rights, redemption and co-sale rights and voting requirements. Such terms and conditions may be additional to those contained in the Plan and may, as determined by the Administrator, be contained in the applicable Award Agreement or in an exercise notice, stockholders’ agreement or in such other agreement as the Administrator shall determine, in each case in a form determined by the Administrator. The issuance of such shares of Common Stock shall be conditioned on the Participant’s consent to such terms and conditions and the Participant’s entering into such agreement or agreements. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement. Notwithstanding the foregoing, it shall be a condition to the issuance of any shares of Common Stock pursuant to an Award under this Plan that the Participant shall agree in writing to be bound by the terms and conditions of, and become a party to, any stockholders’ agreement of the Company.

(o)    Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

(p)    Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan and all Awards granted hereunder shall be administered only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by Applicable Laws, the Plan and all Award Agreements shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

11.    Definitions. As used in the Plan, the following words and phrases shall have the following meanings:

(a)    “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

(b)    “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations,

the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted or issued under the Plan.

(c)     “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards.

(d)    “Award Agreement” means a written agreement evidencing an Award, which agreements may be in electronic medium and shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with and subject to the terms and conditions of the Plan.

(e)    “Board” means the Board of Directors of the Company.

(f)    “Cause,” with respect to a Participant, means “Cause” (or any term of similar effect) as defined in such Participant’s employment agreement with the Company if such an agreement exists and contains a definition of Cause (or term of similar effect), or, if no such agreement exists or such agreement does not contain a definition of Cause (or term of similar effect), then Cause shall include, but not be limited to: (i) the Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or any material breach of a written agreement between the Participant and the Company, including without limitation a material breach of any employment, confidentiality, non-compete, non-solicit or similar agreement; (ii) the Participant’s commission of, indictment for or the entry of a plea of guilty or nolo contendere by the Participant to, a felony under the laws of the United States or any state thereof or any crime involving dishonesty or moral turpitude (or any similar crime in any jurisdiction outside the United States); (iii) the Participant’s gross negligence or willful misconduct or the Participant’s willful or repeated failure or refusal to substantially perform assigned duties; (iv) any act of fraud, embezzlement, material misappropriation or dishonesty committed by the Participant against the Company; or (v) any acts, omissions or statements by a Participant which the Company reasonably determines to be materially detrimental or damaging to the reputation, operations, prospects or business relations of the Company.

(g)     “Change in Control” means (i) a merger or consolidation of the Company with or into any other corporation or other entity or person, (ii) a sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets, or (iii) any other transaction, including the sale by the Company of new shares of its capital stock or a transfer of existing shares of capital stock of the Company, the result of which is that a third party that is not an affiliate of the Company or its stockholders (or a group of third parties not affiliated with the Company or its stockholders) immediately prior to such transaction acquires or holds capital stock of the Company representing a majority of the Company’s outstanding voting power immediately following such transaction; provided that the following events shall not constitute a “Change in Control”: (A) a transaction (other than a sale of all or substantially all of the Company’s assets) in which the holders of the voting securities of the Company immediately prior to the merger or consolidation hold, directly or indirectly, at least a majority of the voting securities in the successor corporation or its parent immediately after the merger or consolidation; (B) a sale, lease, exchange or other transaction in one transaction or a series of related transactions of all or substantially all of the Company’s assets to an affiliate of the Company; (C) an initial public offering of any of the Company’s securities; (D) a reincorporation of the Company solely to change its jurisdiction; or (E) a transaction undertaken for the primary purpose of creating a holding company that will be owned in substantially the same proportion by the persons who held the Company’s securities immediately before such transaction. Notwithstanding the foregoing, if a Change in Control would give rise to a payment or settlement event with respect to any Award that constitutes “nonqualified deferred compensation,” the transaction or event constituting the Change in Control must also constitute a “change in control event” (as defined in Treasury Regulation §1.409A-3(i)(5)) in order to give rise to the payment or settlement event for such Award, to the extent required by Section 409A.

(h)    “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

(i)    “Committee” means one or more committees or subcommittees of the Board, which may be comprised of one or more directors and/or executive officers of the Company, in either case, to the extent permitted in accordance with Applicable Laws.

(j)    “Common Stock” means the common stock of the Company.

(k)    “Company” means Prometheus Biosciences, Inc., a Delaware corporation, or any successor thereto. Except where the context otherwise requires, the term “Company” includes any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Administrator.

(l)    “Consultant” means any person, including any advisor, engaged by the Company or a parent or subsidiary of the Company to render services to such entity.

(m)    “Designated Beneficiary” means the beneficiary or beneficiaries designated, in a manner determined by the Administrator, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or incapacity In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(n)    “Director” means a member of the Board.

(o)    “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as it may be amended from time to time.

(p)    “Dividend Equivalents” means a right granted to a Participant pursuant to Section 6(d)(3) hereof to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on shares of Common Stock.

(q)    “Employee” means any person, including officers and Directors, employed by the Company (within the meaning of Section 3401(c) of the Code) or any parent or subsidiary of the Company.

(r)    “Equity Restructuring” means, as determined by the Administrator, a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities of the Company) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

(s)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)    “Fair Market Value” means, as of any date, the value of Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, its Fair Market Value shall be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the first market trading day immediately prior to such date during which a sale occurred, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the last sales price on such date, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (iii)    in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator.

(u)    “Good Reason” shall mean (a) a change in the Participant’s position with the Company (or its subsidiary employing the Participant) that materially reduces the Participant’s authority, duties or responsibilities, (b) a material diminution in the Participant’s level of base compensation, except in connection with a general reduction in the base compensation of the Company’s personnel with similar status and responsibilities or (c) a relocation of the Participant’s place of employment by more than 50 miles, provided that such change, reduction or relocation is effected by the Company (or its subsidiary employing the Participant) without the Participant’s consent. Notwithstanding the foregoing, Good Reason shall only exist if Participant shall have provided the Company with written notice within sixty (60) days of the initial occurrence of any of the foregoing events or conditions, and the Company or any successor or affiliate fails to eliminate the conditions constituting Good Reason within thirty (30) days after receipt of written notice of such event or condition from Participant. Participant’s resignation from employment with the Company for “Good Reason” must occur within six (6) months following the initial occurrence of one of the foregoing events or conditions. Notwithstanding the foregoing, if Participant is a party to a written employment or consulting agreement with the Company (or its subsidiary) in which the term “good reason” is defined, then “Good Reason” shall be as such term is defined in the applicable written employment or consulting agreement.

(v)    “Incentive Stock Option” means an “incentive stock option” as defined in Section 422 of the Code.

(w)    “Non-Qualified Stock Option” means an Option that is not intended to be or otherwise does not qualify as an Incentive Stock Option.

(x)    “Option” means an option to purchase Common Stock.

(y)    “Other Stock-Based Awards” means other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property.

(z)    “Participant” means a Service Provider who has been granted an Award under the Plan.

(aa)    “Plan” means this 2017 Equity Incentive Plan.

(bb)    “Publicly Listed Company” means that the Company or its successor (i) is required to file periodic reports pursuant to Section 12 of the Exchange Act and (ii) the Common Stock is listed on one or more National Securities Exchanges (within the meaning of the Exchange Act) or is quoted on NASDAQ or a successor quotation system.

(cc)    “Restricted Stock” means Common Stock awarded to a Participant pursuant to Section 6 hereof that is subject to certain vesting conditions and other restrictions.

(dd)    “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share of Common Stock or an amount in cash or other consideration determined by the Administrator equal to the value thereof as of such payment date, which right may be subject to certain vesting conditions and other restrictions.

(ee)    “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

(ff)    “Securities Act” means the Securities Act of 1933, as amended from time to time.

(gg)    “Service Provider” means an Employee, Consultant or Director.

(hh)    “Termination of Service” means the date the Participant ceases to be a Service Provider.

PROMETHEUS BIOSCIENCES, INC.

2017 EQUITY INCENTIVE PLAN

CALIFORNIA SUPPLEMENT

The Administrator has adopted this supplement for purposes of satisfying the requirements of Section 25102(o) of the California Corporations Code and the regulations issued thereunder (“Section 25102(o)”). Notwithstanding anything to the contrary contained in the Plan and except as otherwise determined by the Administrator, the provisions set forth in this supplement shall apply, to the extent required by applicable California securities laws, to all Awards granted under the Plan to a Participant who is a resident of the State of California on the date of grant (a “California Participant”) and which are intended to be exempt from registration in California pursuant to Section 25102(o). Any Awards granted under the Plan to a California Participant that does not comply with this supplement for any reason as determined by the Administrator shall be automatically be deemed to have been granted pursuant to the Plan or pursuant to a sub-plan separate and apart from the Plan that is not intended to be exempt from registration in California pursuant to Section 25102(o). This supplement shall not apply to Awards granted to California Participants or after the date on which the Company becomes a Publicly Listed Company. Definitions in the Plan are applicable to this supplement.

1.	Additional Limitations On Options.

(a)    Maximum Duration of Options. No Options granted to California Participants will be granted for a term in excess of 10 years.

(b)    Minimum Exercise Period Following Termination. Unless a California Participant’s Service Provider relationship is terminated for Cause, in the event of termination of such Participant’s Service Provider relationship, to the extent required by Applicable Laws, he or she shall have the right to exercise an Option, to the extent that he or she was otherwise entitled to exercise such Option on the date employment terminated, as follows: (i) at least six months from the date of termination, if termination was caused by such Participant’s death or Disability and (ii) at least 30 days from the date of termination, if termination was caused other than by such Participant’s death or Disability.

2.    Additional Limitations For Restricted Stock Awards, Restricted Stock Units and Other Stock-Based Awards. The terms of all Restricted Stock Awards, Restricted Stock Units and Other Stock-Based Awards granted to California Participants shall comply, to the extent applicable, with Section 260.140.41 or Section 260.140.42 of the California Code of Regulations.

3.    Adjustments. The Administrator will make such adjustments to an Award held by a California Participant as may be required by Section 260.140.41 or Section 260.140.42 of the California Code of Regulations.

4.    Additional Requirement To Provide Information To California Participants. To the extent required by Section 260.140.46 of the California Code of Regulations, the Company shall provide to each California Participant and to each California Participant who acquires Common Stock pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited). The Company shall not be required to provide such statements to key persons whose duties in connection with the Company assure their access to equivalent information. In addition, this information requirement shall not apply to the Plan to the extent that it complies with all conditions of Rule 701 of the Securities Act (“Rule 701”) as determined by the Administrator; provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

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5.    Stockholder Approval; Additional Limitations On Timing Of Awards. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that no Award granted to a California Participant shall become exercisable, vested or realizable, as applicable to such Award, unless the Plan has been approved by the Company’s stockholders within twelve months before or after the date the Plan was adopted by the Administrator; and provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan to California Participants shall thereupon be canceled and become null and void.

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PROMETHEUS BIOSCIENCES, INC.

2017 EQUITY INCENTIVE PLAN

STOCK OPTION GRANT NOTICE AND

STOCK OPTION AGREEMENT

Prometheus Biosciences, Inc. (the “Company”), pursuant to its 2017 Equity Incentive Plan (the “Plan”), hereby grants to Participant an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice (“Grant Notice”) and the Agreement.

Participant:	[Insert Participant Name]

Grant Date:	[Insert Grant Date]

Vesting Commencement Date:	[Insert Vesting Commencement Date]

Exercise Price per Share:	$[Insert Exercise Price Per Share]

Total Exercise Price:	$[Insert Aggregate Exercise Price]

Total Number of Shares Subject to Option:	[Insert Number of Shares]

Expiration Date:	[Insert Tenth Anniversary of Grant Date]

Type of Option:	☐ Incentive Stock Option ☐ Non-Qualified Stock Option

Vesting Schedule:	[To be specified in individual agreements.]

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Agreement.

PROMETHEUS BIOSCIENCES, INC.		PARTICIPANT

By:		By:
Print Name:	Scott L. Glenn	Print Name:
Title:	President and CEO	State of
Residence:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant an Option under the Plan to purchase the number of Shares indicated in the Grant Notice.

1. Grant of Option. In consideration of Participant’s past and/or continued employment with or service to the Company and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice, the Company irrevocably grants to Participant an Option to purchase any part or all of an aggregate of the number of Shares set forth in the Grant Notice at the Exercise Price per Share set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement.

2. Vesting. The Option shall become vested in such amounts and at such times as are set forth in the vesting schedule in the Grant Notice, except that any Share as to which the Option would be fractionally vested will be accumulated and will vest and become exercisable only when a whole Share has accumulated. The installments provided for in the vesting schedule are cumulative. No portion of the Option which has not become vested at the date Participant incurs a Termination of Service shall thereafter become vested, except as may be otherwise provided by the Administrator or as set forth in another written agreement between the Company and Participant.

3. Exercise.

(a) Duration of Exercisability. Any vested portion of the Option may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 4.

(b) Person Eligible to Exercise. During the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 4, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then Applicable Laws of descent and distribution.

(c) Manner of Exercise. The Option, or any portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office, or such other place as may be determined by the Administrator, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 4:

(i) A written exercise notice in substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator, which may be an electronic form) (the “Exercise Notice”) signed by Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such Exercise Notice complying with all applicable rules established by the Administrator; and

(ii) Subject to Section 5(f) of the Plan, full payment for the Shares with respect to which the Option or portion thereof is exercised by:

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(A) Cash or check, payable to the order of the Company; or

(B) With the consent of the Administrator, surrendering shares of Common Stock then issuable upon exercise of the Option valued at their Fair Market Value on the date of exercise; or

(C) On and after the date the Company becomes a Publicly Listed Company, through the (A) delivery by Participant to the Company of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(D) With the consent of the Administrator, any other form of payment permitted under Section 5(f) of the Plan; or

(E) any combination of the above permitted forms of payment; and

(iii) Subject to Section 9(e) of the Plan, full payment for any applicable withholding taxes in cash or by check or in the form of consideration permitted by the Administrator for the payment of the exercise price pursuant to Section 3(c)(ii) above or pursuant to Section 3(d) below, which, following the date the Company becomes a Publicly Listed Company shall include the method provided for in Section 3(c)(ii)(C) above; and

(iv) In the event the Option or portion thereof shall be exercised pursuant to Section 3(b) by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Option.

(d) Tax Withholding. The Company shall have the authority and the right to deduct or withhold, or require Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including Participant’s employment tax obligation) required by law to be withheld with respect to any taxable event concerning Participant arising as a result of the Option or otherwise under this Agreement, including, without limitation, the authority to deduct such amounts from other compensation payable to Participant by the Company.

(e) Fractional Shares. The Option may only be exercised for whole shares of Common Stock. Any fractional Shares shall be rounded down to the nearest whole share.

4. Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The Expiration Date set forth in the Grant Notice;

(b) The expiration of three months following the date of Participant’s Termination of Service, unless such Termination of Service occurs by reason of Participant’s death or Disability or Participant’s discharge by the Company for Cause;

(c) The expiration of one year following the date of Participant’s Termination of Service by reason of Participant’s death or Disability;

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(d) The date of Participant’s Termination of Service as a result of Participant’s discharge by the Company for Cause; or

(e) With respect to any unvested portion of the Option, the date that is thirty days following Participant’s Termination of Service for any reason other than as a result of Participant’s discharge by the Company for Cause, or such shorter period as may be determined by the Administrator.

Participant acknowledges that an Incentive Stock Option exercised more than three months after Participant’s termination of status as an Employee, other than by reason of death or Disability, will be taxed as a Non-Qualified Stock Option.

5. Transferability. The Option shall not be sold, assigned, transferred, pledged or otherwise encumbered by Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, the Option shall be exercisable only by the Participant.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause any certificates issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by Applicable Laws:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop Transfer Orders. Participant agrees that, in order to ensure compliance with the restrictions referred to in the Plan and this Agreement, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Impermissible Transfers Void. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

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7. Taxes. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of the transactions contemplated by this Agreement.

8. Miscellaneous.

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or this Agreement.

(b) Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office or to the then-current email address for the Secretary of the Company, and any notice to be given to Participant shall be addressed to Participant at the most-recent physical or email address for Participant listed in the Company’s personnel records. By a notice given pursuant to this Section 8(b), either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option by written notice under this Section 8(b). Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

(c) Successors and Assigns. The Company may assign any of its rights under this Agreement and the Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

(d) Severability. In the event any portion of the Plan or this Agreement or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan and this Agreement, and the Plan and this Agreement shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

(e) Entire Agreement; Governing Documents. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. In the event of any contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company that has been approved by the Administrator, the terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan shall not apply.

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(f) Governing Law. The provisions of the Plan and all Awards made thereunder, including the Option, shall be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding choice-of-law principles of the law of any state that would require the application of the laws of a jurisdiction other than such state.

(g) Titles and Headings. The titles and headings of the Sections in this Agreement are for convenience of reference only and, in the event of any conflict, the text of this Agreement, rather than such titles or headings, shall control.

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EXHIBIT B

TO STOCK OPTION GRANT NOTICE

FORM OF EXERCISE NOTICE

Effective as of today,                 ,                 , the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase                  Shares of Prometheus Biosciences, Inc. (the “Company”) under and pursuant to the Prometheus Biosciences, Inc. 2017 Equity Incentive Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated                 , ____ (the “Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Agreement.

Grant Date:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:	$____________

Total Exercise Price:	$____________

Certificate to be issued in name of:

Cash Payment delivered herewith:	$______________ (Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)

Type of Option:         ☐    Incentive Stock Option                ☐    Non-Qualified Stock Option

1. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Agreement. Participant agrees to abide by and be bound by their terms and conditions. Participant further acknowledges that it is a condition to the issuance of the Shares to Participant upon exercise of the Option listed above that Participant agree to be bound by the terms and conditions of, and become a party to, any stockholders’ agreement of the Company. Participant hereby agrees to be so bound and to execute any additional documents as may be deemed necessary or advisable by the Company in order to effectuate the foregoing agreement.

2. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

3. Participant Representations. Participant hereby makes the following certifications and representations with respect to the Shares listed above:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Participant is acquiring these Shares for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

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(b) Participant acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. Participant understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Shares. Participant understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under Applicable Laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, ninety days thereafter (or such longer period as any market stand-off agreement may require) the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144.

(d) In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144.

(e) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

4. Notices. Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 8(b) of the Agreement.

5. Entire Agreement. The Plan and Agreement are incorporated herein by reference. This Notice, the Plan and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

ACCEPTED BY: PROMETHEUS BIOSCIENCES, INC.	SUBMITTED BY PARTICIPANT:

By:	By:

Print Name:	Print Name:

Title:

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PROMETHEUS BIOSCIENCES, INC.

2017 EQUITY INCENTIVE PLAN

STOCK OPTION GRANT NOTICE AND

STOCK OPTION AGREEMENT

Prometheus Biosciences, Inc. (the “Company”), pursuant to its 2017 Equity Incentive Plan (the “Plan”), hereby grants to Participant an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice (“Grant Notice”) and the Agreement.

Participant:	[Insert Participant Name]

Grant Date:	[Insert Grant Date]

Vesting Commencement Date:	[Insert Vesting Commencement Date]

Exercise Price per Share:	$[Insert Exercise Price Per Share]

Total Exercise Price:	$[Insert Aggregate Exercise Price]

Total Number of Shares Subject to Option:	[Insert Number of Shares]

Expiration Date:	[Insert tenth anniversary of Grant Date]

Type of Option:         ☐    Incentive Stock Option                ☐    Non-Qualified Stock Option

Exercise Schedule:    ☒ Early Exercise Permitted

Vesting Schedule:	This Option is exercisable immediately, in whole or in part, at such times as are established by the Administrator, conditioned upon Participant entering into a Restricted Stock Purchase Agreement with respect to any unvested shares of Stock. The shares subject to this Option shall vest and/or be released from the Company Repurchase Right, as set forth in Section 5 of the Agreement, according to the following schedule:

[To be specified in individual agreements.]

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Agreement.

PROMETHEUS BIOSCIENCES, INC.		PARTICIPANT:

By:		By:
Print Name:	Scott L. Glenn	Print Name:
Title:	President and CEO	State of Residence:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant an Option under the Plan to purchase the number of Shares indicated in the Grant Notice.

1. Grant of Option. In consideration of Participant’s past and/or continued employment with or service to the Company and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice, the Company irrevocably grants to Participant an Option to purchase any part or all of an aggregate of the number of Shares set forth in the Grant Notice at the Exercise Price per Share set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement.

2. Vesting. The Option shall become vested in such amounts and at such times as are set forth in the vesting schedule in the Grant Notice, except that any Share as to which the Option would be fractionally vested will be accumulated and will vest and become exercisable only when a whole Share has accumulated. The installments provided for in the vesting schedule are cumulative. No portion of the Option which has not become vested at the date Participant incurs a Termination of Service shall thereafter become vested, except as may be otherwise provided by the Administrator or as set forth in another written agreement between the Company and Participant.

3. Exercise.

(a) Exercisability. Any portion of the Option or the entire Option may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 4, provided that each unvested Share with respect to which the Option is exercised (each a “Restricted Share”) shall be subject to the Company Repurchase Right (as defined in Section 5 below) for so long as the Option shall remain unvested with respect to such Share under the terms of this Agreement. The Restricted Shares shall be released from the Company Repurchase Right as set forth in Section 5. For the avoidance of doubt, all Shares with respect to which the Option is exercised shall at all times be assumed to be Restricted Shares to the fullest extent possible under the terms of this Agreement, unless otherwise provided by the Administrator.

(b) Person Eligible to Exercise. During the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 4, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then Applicable Laws of descent and distribution.

(c) Manner of Exercise. The Option, or any portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office, or such other place as may be determined by the Administrator, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 4:

(i) A written exercise notice in substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator, which may be an electronic form) (the “Exercise Notice”) signed by Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such Exercise Notice complying with all applicable rules established by the Administrator; and

(ii) Subject to Section 5(f) of the Plan, full payment for the Shares with respect to which the Option or portion thereof is exercised by:

(A) Cash or check, payable to the order of the Company; or

(B) With the consent of the Administrator, surrendering shares of Common Stock then issuable upon exercise of the Option valued at their Fair Market Value on the date of exercise; or

(C) On and after the date the Company becomes a Publicly Listed Company, through the (A) delivery by Participant to the Company of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(D) With the consent of the Administrator, any other form of payment permitted under Section 5(f) of the Plan; or

(E) any combination of the above permitted forms of payment; and

(iii) Subject to Section 9(e) of the Plan, full payment for any applicable withholding taxes in cash or by check or in the form of consideration permitted by the Administrator for the payment of the exercise price pursuant to Section 3(c)(ii) above or pursuant to Section 3(d) below, which, following the date the Company becomes a Publicly Listed Company shall include the method provided for in Section 3(c)(ii)(C) above; and

(iv) In the event the Option or portion thereof shall be exercised pursuant to Section 3(b) by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Option; and

(v) In the event the Option or portion thereof shall be exercised as to Restricted Shares, the following (collectively, the “Additional Documents”):

(A) the stock assignment duly endorsed in blank, attached as Exhibit C to the Grant Notice (the “Stock Assignment”), executed by Participant; and

(B) if Participant has a spouse of Participant, the Consent of Spouse attached as Exhibit D to the Grant Notice, executed by Participant’s spouse.

(d) Tax Withholding. The Company shall have the authority and the right to deduct or withhold, or require Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including Participant’s employment tax obligation) required by law to be withheld with respect to any taxable event concerning Participant arising as a result of the Option or otherwise under this Agreement, including, without limitation, the authority to deduct such amounts from other compensation payable to Participant by the Company.

(e) Fractional Shares. The Option may only be exercised for whole shares of Common Stock. Any fractional Shares shall be rounded down to the nearest whole share.

4. Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The Expiration Date set forth in the Grant Notice;

(b) The expiration of three months following the date of Participant’s Termination of Service, unless such Termination of Service occurs by reason of Participant’s death or Disability or Participant’s discharge by the Company for Cause;

(c) The expiration of one year following the date of Participant’s Termination of Service by reason of Participant’s death or Disability;

(d) The date of Participant’s Termination of Service as a result of Participant’s discharge by the Company for Cause; or

(e) With respect to any unvested portion of the Option, the date that is thirty days following Participant’s Termination of Service for any reason other than as a result of Participant’s discharge by the Company for Cause, or such shorter period as may be determined by the Administrator.

Participant acknowledges that an Incentive Stock Option exercised more than three months after Participant’s termination of status as an Employee, other than by reason of death or Disability, will be taxed as a Non-Qualified Stock Option.

5. Company Repurchase Right.

(a) Company Repurchase Right. Upon Participant’s Termination of Service for any reason, the Company shall have the right and option to repurchase all of the Restricted Shares from Participant, or Participant’s transferee or legal representative, as the case may be, for a purchase price equal to the price per Share paid for such Restricted Shares (the “Company Repurchase Right”).

(b) Exercise of Company Repurchase Right. The Company may exercise the Company Repurchase Right by delivering to Participant (or his or her transferee or legal representative, as the case may be), within ninety days of the date of Participant’s Termination of Service, a written notice indicating the Company’s intention to exercise the Company Repurchase Right and setting forth a date for closing not later than thirty days from the issuance of such notice. The closing shall take place at the Company’s office. At the closing, the holder of the certificates for the Restricted Shares shall deliver the stock certificate or certificates evidencing the Restricted Shares, and the Company shall deliver the purchase price therefore. At its option, the Company may elect to make payment for the Restricted Shares to a bank selected by the Company. The Company shall avail itself of this option by a written notice to Participant stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office. If the Company does not elect to exercise the Company Repurchase Right by giving the requisite notice within ninety days following the date of Participant’s Termination of Service, the Company Repurchase Right shall terminate.

(c) Release of Restricted Shares. The Restricted Shares shall be released from the Company Repurchase Right upon vesting of the Option with respect to such Shares in accordance with the terms of this Agreement. For the avoidance of doubt, all Shares with respect to which the Option is exercised shall at all times be assumed to be Restricted Shares to the fullest extent possible under the terms of this Agreement, unless otherwise provided by the Administrator. Fractional Shares shall be rounded down to the nearest whole share.

6. Escrow. To insure the availability for delivery of the Restricted Shares upon repurchase by the Company pursuant to the Company Repurchase Right, Participant appoints the Secretary of the Company, or such other person designated by the Administrator from time to time as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Restricted Shares, if any, repurchased by the Company pursuant to the Company Repurchase Right and shall, upon execution of the applicable Exercise Notice, deliver and deposit with the Secretary of the Company, or such other person designated by the Administrator from time to time, the share certificate(s) representing the Restricted Shares, together with the Stock Assignment. The Restricted Shares and Stock Assignment shall be held by the Secretary, or such other person designated by the Administrator from time to time, in escrow, until the Company exercises the Company Repurchase Right, until such Restricted Shares are released from the Company Repurchase Right as set forth in Section 5 or until such time as this Agreement no longer is in effect. Upon release of the Restricted Shares from the Company’s Repurchase Right, the escrow agent shall as soon as reasonably practicable deliver to Participant the certificate or certificates representing such Shares in the escrow agent’s possession belonging to Participant, and the escrow agent shall be discharged of all further obligations hereunder. The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Restricted Shares in escrow and while acting in good faith and in the exercise of its judgment.

7. Transferability.

(a) Transferability of Option and Restricted Shares. Neither the Option nor the Restricted Shares shall be sold, assigned, transferred, pledged or otherwise encumbered by Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, the Option shall be exercisable only by the Participant.

(b) Transferees Subject to Restrictions. Any transferee of the Shares shall hold such Shares subject to all of the provisions hereof and the Plan and the Exercise Notice and Additional Documents executed by Purchaser with respect to such Shares.

8. Rights as a Stockholder. Except as otherwise provided herein, upon exercise of the Option and the issuance of the Shares to Participant (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), Participant shall have all the rights of a stockholder with respect to the Restricted Shares, including the right to receive any cash or stock dividends or other distributions paid to or made with respect to the Restricted Shares, subject to the restrictions described in the following sentence, which restrictions shall lapse when the Restricted Shares are released from the Company Repurchase Right as set forth in Section 5. Unless otherwise provided by the Administrator, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the shares or other property will be subject to same restrictions on transferability as the Restricted Shares with respect to which they were paid and shall automatically be forfeited to the Company for no consideration in the event the Company exercises the Company Repurchase Right for the Restricted Shares with respect to which they were paid. In no event shall a dividend or distribution be paid with respect to Restricted Shares later than the end of the calendar year in which the dividends are paid to holders of Common Stock or, if later, the 15th day of the third month following the later of (a) the date the dividends are paid to holders of Common Stock and (b) the date the Restricted Shares with respect to which the dividends are paid vest. Participant shall enjoy rights as a stockholder until such time as Participant disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Participant shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Participant shall forthwith cause the certificate(s), if any issued, evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

9. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause any certificates issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by Applicable Laws:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO REPURCHASE PURSUANT TO, AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH, THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH REPURCHASE AND/OR TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop Transfer Orders. Participant agrees that, in order to ensure compliance with the restrictions referred to in the Plan and this Agreement, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Impermissible Transfers Void. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred. Any transfer or attempted transfer of the Option or any of the Restricted Shares not in accordance with the terms of this Agreement shall be void

10. Taxes.

(a) Tax Consequences of Award. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of the transactions contemplated by this Agreement.

(b) Section 83(b) Election for Restricted Shares Purchased Pursuant to a Non-Qualified Stock Option. Participant acknowledges that, with respect to the exercise of a Non-Qualified Stock Option for Restricted Shares, unless an election is filed by Participant with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Shares, at the time the Company Repurchase Right lapses over the purchase price for the Shares. Participant represents that Participant has consulted any tax consultant(s) Participant deems advisable in connection with the purchase of the Shares or the filing of the election under Section 83(b) of the Code and similar tax provisions.

(c) Section 83(b) Election for Restricted Shares Purchased Pursuant to an Incentive Stock Option. Participant hereby acknowledges that he or she has been informed that, with respect to the exercise of an Incentive Stock Option for Restricted Shares, unless an election is filed by Participant with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of income to the Participant, for alternative minimum tax purposes measured by the excess, if any, of the Fair Market Value of the Shares at the time the Company’s Repurchase Option lapses over the purchase price for the Shares. Participant further acknowledges that if an election is filed under Section 83(b) of the Code for the Unvested Shares and such shares are sold or transferred prior to the date two years following the Grant Date and one year following the purchase date of such shares, there will be a recognition of income to the Participant, for ordinary income, measured by the excess, if any, of the Fair Market Value of the Shares at the time the Company’s Repurchase Option lapses over the purchase price for the Shares. Participant represents that Participant has consulted any tax consultant(s) Participant deems advisable in connection with the purchase of the Shares or the filing of the election under Section 83(b) and similar tax provisions.

PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(B) OF THE CODE, EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

11. Miscellaneous.

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or this Agreement.

(b) Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office or to the then-current email address for the Secretary of the Company, and any notice to be given to Participant shall be addressed to Participant at the most-recent physical or email address for

Participant listed in the Company’s personnel records. By a notice given pursuant to this Section 11(b), either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option by written notice under this Section 11(b). Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

(c) Successors and Assigns. The Company may assign any of its rights under this Agreement and the Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

(d) Severability. In the event any portion of the Plan or this Agreement or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan and this Agreement, and the Plan and this Agreement shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

(e) Entire Agreement; Governing Documents. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. In the event of any contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company that has been approved by the Administrator, the terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan shall not apply.

(f) Governing Law. The provisions of the Plan and all Awards made thereunder, including the Option, shall be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding choice-of-law principles of the law of any state that would require the application of the laws of a jurisdiction other than such state.

(g) Titles and Headings. The titles and headings of the Sections in this Agreement are for convenience of reference only and, in the event of any conflict, the text of this Agreement, rather than such titles or headings, shall control.

EXHIBIT B

TO STOCK OPTION GRANT NOTICE

FORM OF EXERCISE NOTICE

Effective as of today,                 ,                 , the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase                  Shares of Prometheus Biosciences, Inc. (the “Company”) under and pursuant to the Prometheus Biosciences, Inc. 2017 Equity Incentive Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated ________, 20___ (the “Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Agreement.

Grant Date:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:	$

Total Exercise Price:	$

Certificate to be issued in name of:

Cash Payment delivered herewith:	$ (Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)

Type of Option:         ☐    Incentive Stock Option                ☐    Non-Qualified Stock Option

1. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Agreement. Participant agrees to abide by and be bound by their terms and conditions.

2. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

3. Participant Representations. Participant hereby makes the following certifications and representations with respect to the Shares listed above:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Participant is acquiring these Shares for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

B-1

(b) Participant acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. Participant understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Shares. Participant understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under Applicable Laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, ninety days thereafter (or such longer period as any market stand-off agreement may require) the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144.

(d) In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144.

(e) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

4. Notices. Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 11(b) of the Agreement.

5. Entire Agreement. The Plan and Agreement are incorporated herein by reference. This Notice, the Plan and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

ACCEPTED BY: PROMETHEUS BIOSCIENCES, INC.	SUBMITTED BY PARTICIPANT:

By:	By:

Print Name:	Print Name:

Title:

B-2

EXHIBIT C

TO STOCK OPTION GRANT NOTICE

STOCK ASSIGNMENT

[See instructions below]

FOR VALUE RECEIVED I, _____________, hereby sell, assign and transfer unto                __________ the shares of the Common Stock of Prometheus Biosciences, Inc. registered in my name on the books of said corporation represented by Certificate No. _____ and do hereby irrevocably constitute and appoint      to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Assignment Separate from Certificate may be used only in accordance with the Stock Option Grant Notice and Stock Option Agreement between Prometheus Biosciences, Inc. and the undersigned dated

_______________, 20__.

Dated: _______________, __

Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Company Repurchase Right, as set forth in the Stock Option Grant Notice and Stock Option Agreement, without requiring additional signatures on the part of Purchaser.

C-1

EXHIBIT D

TO STOCK OPTION GRANT NOTICE

CONSENT OF SPOUSE

I,                      , spouse of ______________, have read and approve the Stock Option Grant Notice and Stock Option Agreement dated __________, 20__, between my spouse and Prometheus Biosciences, Inc. In consideration of granting of the right to my spouse to purchase shares of Prometheus Biosciences, Inc. set forth in the Stock Option Grant Notice and Stock Option Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Stock Option Grant Notice and Stock Option Agreement and agree to be bound by the provisions of the Stock Option Grant Notice and Stock Option Agreement insofar as I may have any rights in said Stock Option Grant Notice and Stock Option Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Stock Option Grant Notice and Stock Option Agreement or the exercise of the option granted thereunder.

Dated: _______________, __

Signature of Spouse

D-1

FORM OF 83(B) ELECTION AND INSTRUCTIONS

These instructions are provided to assist you if you choose to make an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the shares of common stock of Prometheus Biosciences, Inc. transferred to you. Please consult with your personal tax advisor as to whether an election of this nature will be in your best interests in light of your personal tax situation.

The executed original of the Section 83(b) election must be filed with the Internal Revenue Service not later than 30 days after the date the shares were transferred to you. There is no remedy for failure to file on time. The steps outlined below should be followed to ensure the election is mailed and filed correctly and in a timely manner. If you make the Section 83(b) election, the election is irrevocable.

Complete the Section 83(b) election form (attached as Attachment 1) and make four (4) copies of the signed election form. Your spouse, if any, should sign the Section 83(b) election form as well.

Prepare the cover letter to the Internal Revenue Service (sample letter attached as Attachment 2).

Send the cover letter with the originally executed Section 83(b) election form and one (1) copy via certified mail, return receipt requested to the Internal Revenue Service at the address of the Internal Revenue Service where you file your personal tax returns. We suggest that you have the package date-stamped at the post office. The post office will provide you with a certified receipt that includes a dated postmark. Enclose a self-addressed, stamped envelope so that the Internal Revenue Service may return a date-stamped copy to you. However, your postmarked receipt is your proof of having timely filed the Section 83(b) election if you do not receive confirmation from the Internal Revenue Service.

One (1) copy must be sent to Prometheus Biosciences, Inc. for its records.

Retain the Internal Revenue Service file stamped copy (when returned) for your records.

Please consult your personal tax advisor for the address of the office of the Internal Revenue Service to which you should mail your election form.

ATTACHMENT 1

ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(B)

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of shares (the “Shares”) of Common Stock of Prometheus Biosciences, Inc., a Delaware corporation (the “Company”).

The name, address and taxpayer identification number of the undersigned taxpayer are:

SSN:

The name, address and taxpayer identification number of the Taxpayer’s spouse are (complete if applicable):

SSN:

Description of the property with respect to which the election is being made:

__________________ shares of Common Stock of the Company.

The date on which the property was transferred was ______________. The taxable year to which this election relates is calendar year ____.

Nature of restrictions to which the property is subject:

The Shares are subject to repurchase by the Company or its assignee upon the occurrence of certain events. This repurchase right lapses based upon the continued performance of services by the taxpayer over time.

The fair market value at the time of transfer (determined without regard to any lapse restrictions, as defined in Treasury Regulation Section 1.83-3(i)) of the Shares was $___________ per Share.

The amount paid by the taxpayer for the Shares was per share.

A copy of this statement has been furnished to the Company.

Dated:	Taxpayer Signature:

The undersigned spouse of Taxpayer joins in this election. (Complete if applicable).

Dated:	Spouse’s Signature:

ATTACHMENT 2

SAMPLE COVER LETTER TO INTERNAL REVENUE SERVICE

__________________, ____

VIA CERTIFIED MAIL

RETURN RECEIPT REQUESTED

Internal Revenue Service

[Address where taxpayer files returns]

Re:	Election under Section 83(b) of the Internal Revenue Code of 1986

Taxpayer:

Taxpayer’s Social Security Number:

Taxpayer’s Spouse:

Taxpayer’s Spouse’s Social Security Number:

Ladies and Gentlemen:

Enclosed please find an original and one copy of an Election under Section 83(b) of the Internal Revenue Code of 1986, as amended, being made by the taxpayer referenced above. Please acknowledge receipt of the enclosed materials by stamping the enclosed copy of the Election and returning it to me in the self-addressed stamped envelope provided herewith.

Very truly yours,

Enclosures

cc:	Prometheus Biosciences, Inc.

AMENDMENT NO. 1

TO THE

PROMETHEUS BIOSCIENCES, INC. 2017 EQUITY INCENTIVE PLAN

THIS AMENDMENT NO. 1 TO THE PROMETHEUS BIOSCIENCES, INC. 2017 EQUITY INCENTIVE PLAN (this “Amendment”), dated as of May 23, 2018, is made and adopted by PROMETHEUS BIOSCIENCES, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted the Prometheus Biosciences, Inc. 2017 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 10(d) of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on May 23, 2018, and the stockholders of the Company have approved this Amendment pursuant to resolutions adopted on June 7, 2018.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. The first sentence of Section 4 of the Plan is hereby amended to read as follows:

“Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 6,000,000 shares of Common Stock.”

2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Prometheus Biosciences, Inc. on May 23, 2018, and duly approved by the stockholders of Prometheus Biosciences, Inc. on June 7 2018.

By:	/s/ Scott L. Glenn
Name: Scott L. Glenn
Title: President and CEO

[Signature Page – Amendment No. 1 to the 2017 Equity Incentive Plan]

AMENDMENT NO. 2

TO THE

PROMETHEUS BIOSCIENCES, INC. 2017 EQUITY INCENTIVE PLAN

THIS AMENDMENT NO. 2 TO THE PROMETHEUS BIOSCIENCES, INC. 2017 EQUITY INCENTIVE PLAN (this “Amendment”), dated as of October 24, 2018, is made and adopted by PROMETHEUS BIOSCIENCES, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted the Prometheus Biosciences, Inc. 2017 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 10(d) of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on October 24, 2018, and the stockholders of the Company have approved this Amendment pursuant to resolutions adopted on November 14, 2018.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. The first sentence of Section 4 of the Plan is hereby amended to read as follows:

“Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 10,000,000 shares of Common Stock.”

2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Prometheus Biosciences, Inc. on October 24, 2018, and duly approved by the stockholders of Prometheus Biosciences, Inc. on November 14, 2018.

By:	/s/ Scott L. Glenn
Name: Scott L. Glenn
Title: President and CEO

[Signature Page – Amendment No. 2 to the 2017 Equity Incentive Plan]

AMENDMENT NO. 3

TO THE

PROMETHEUS BIOSCIENCES, INC. 2017 EQUITY INCENTIVE PLAN

THIS AMENDMENT NO. 3 TO THE PROMETHEUS BIOSCIENCES, INC. 2017 EQUITY INCENTIVE PLAN (this “Amendment”), dated as of June 30, 2019, is made and adopted by PROMETHEUS BIOSCIENCES, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted the Prometheus Biosciences, Inc. 2017 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 10(d) of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on June 28, 2019, and the stockholders of the Company have approved this Amendment pursuant to resolutions adopted on June 28, 2019.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. The first sentence of Section 4 of the Plan is hereby amended to read as follows:

“Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 17,500,000 shares of Common Stock.”

2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Prometheus Biosciences, Inc. on June 28, 2019, and duly approved by the stockholders of Prometheus Biosciences, Inc. on June 28, 2019.

By:	/s/ Scott L. Glenn
Name: Scott L. Glenn
Title: President and CEO

[Signature Page – Amendment No. 3 to the 2017 Equity Incentive Plan]

AMENDMENT NO. 4

TO THE

PROMETHEUS BIOSCIENCES, INC. 2017 EQUITY INCENTIVE PLAN

THIS AMENDMENT NO. 4 TO THE PROMETHEUS BIOSCIENCES, INC. 2017 EQUITY INCENTIVE PLAN (this “Amendment”), dated as of March 27, 2020, is made and adopted by PROMETHEUS BIOSCIENCES, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted the Prometheus Biosciences, Inc. 2017 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 10(d) of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on March 27, 2020, and the stockholders of the Company have approved this Amendment pursuant to resolutions adopted on March 27, 2020.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. The first sentence of Section 4 of the Plan is hereby amended to read as follows:

“Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 22,500,000 shares of Common Stock.”

2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Prometheus Biosciences, Inc. on March 27, 2020, and duly approved by the stockholders of Prometheus Biosciences, Inc. on March 27, 2020.

By:	/s/ Mark McKenna
Name: Mark McKenna
Title: President and CEO

[Signature Page – Amendment No. 4 to the 2017 Equity Incentive Plan]

AMENDMENT NO. 5

TO THE

PROMETHEUS BIOSCIENCES, INC. 2017 EQUITY INCENTIVE PLAN

THIS AMENDMENT NO. 5 TO THE PROMETHEUS BIOSCIENCES, INC. 2017 EQUITY INCENTIVE PLAN (this “Amendment”), dated as of October 30, 2020, is made and adopted by PROMETHEUS BIOSCIENCES, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted the Prometheus Biosciences, Inc. 2017 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 10(d) of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on October 30, 2020, and the stockholders of the Company have approved this Amendment pursuant to resolutions adopted on October 30, 2020.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1.	The first sentence of Section 4 of the Plan is hereby amended to read as follows:

“Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 35,989,096 shares of Common Stock.”

2.

This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Prometheus Biosciences, Inc. on October 30, 2020, and duly approved by the stockholders of Prometheus Biosciences, Inc. on October 30, 2020.

By:	/s/ Mark McKenna
Name:	Mark McKenna
Title:	President and Chief Executive Officer

[Signature Page – Amendment No. 5 to the 2017 Equity Incentive Plan]